SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) . . . . . .February 18, 1998




                        FIELDPOINT PETROLEUM CORPORATION
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                    COLORADO
                                    --------
                 (State or Other Jurisdiction of Incorporation)




         0-9435                                         84-0811034
         ------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)



1703 Edelweiss Drive                                     78613
--------------------                                     -----
      Cedar Park, Texas                                (Zip Code)
      -----------------
(Address of principal executive offices)



        Registrant's telephone number, including area code (512) 250-8692

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         FieldPoint Petroleum Corporation (The Company) consummated the purchase of a 97.9% working interest, a 76.9565% net revenue interest in oil production, and a 71.9565% net revenue interest in gas production, in the Shade lease. The lease currently has 3 producing oil and gas wells; the Company also purchased all equipment related to the three wells on the lease from Fred Bowman, Inc. The Company paid $190,000 cash consideration for the equipment and the lease rights.

         Closing of the acquisition took place on February 18, 1998, with the effective date being March 1, 1998. The consideration paid was based upon a competitive bid process.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements and pro forma financial information

(b)      Exhibits

99.2     Press Release dated February 24, 1998





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FieldPoint Petroleum Corporation
                                                (Registrant)

                                                 By: /s/ Ray D. Reaves
                                                     ---------------------------
                                                     President

Dated: May 1, 1998

EXHIBIT 99.2

Tuesday February 24, 9:00 a.m. Eastern Time

Company Press Release

SOURCE: FieldPoint Petroleum Corporation

FieldPoint Petroleum Corporation Announces Completion of Oil and Gas Property Acquisition

AUSTIN,TX Feb.  24/PRNewswire/ -- FieldPoint Petroleum Corporation (OTC Bulletin
Board: FPPC) announced today that it has completed the acquisition of a certain oil and gas producing property in the state of Texas. The property was acquired from Fred Bowman, Inc. The Company paid $190,000 cash consideration for the lease rights.

FieldPoint, through a wholly owned subsidiary, acquired a 97.9% working interest in the 320 acre Shade lease which currently has 3 producing oil and gas wells. The Company, through its subsidiary, will take over operations effective March 1, 1998. Thereafter, FieldPoint will evaluate whether additional reserves can be developed by using horizontal well technology.

Ray D. Reaves, President and Chief Executive Officer of FieldPoint Petroleum stated, " This acquisition is a part of the Company's continuing program of growth through exploration and development as well as acquisitions of producing and non-producing oil and gas properties."

FieldPoint Petroleum Corporation is an oil and gas exploration and production company whose principal operations are conducted in Texas and Wyoming.

Additional public information regarding FieldPoint Petroleum Corporation is available at the Securities and Exchange Commissions World Wide Wed site at http://www.sec.gov
------------------

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors
FieldPoint Petroleum, Inc.


We have audited the accompanying historical summary of revenue and direct operating expenses of properties acquired in February 1998, for the year ended December 31, 1997. The historical summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summary presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses of the properties acquired in February 1998, in conformity with generally accepted accounting principles.






HEIN + ASSOCIATES LLP


April 21, 1998
Dallas, Texas

                           FIELDPOINT PETROLEUM, INC.

          HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
                     OF PROPERTIES ACQUIRED IN FEBRUARY 1998

                      FOR THE YEAR ENDED DECEMBER 31, 1997




OIL AND GAS SALES                                          $      121,916
DIRECT OPERATING EXPENSES                                         (37,775)
                                                           --------------
NET REVENUE                                                $       84,141
                                                           ==============





























                         See Notes to Historical Summary

                           FIELDPOINT PETROLEUM, INC.

      NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
                     OF PROPERTIES ACQUIRED IN FEBRUARY 1998

1.   BASIS OF PREPARATION

     The accompanying historical summary of revenues and direct operating expenses relate to the operations of the oil and gas properties acquired by FieldPoint Petroleum, Inc. (the "Company") in February 1998 from Fred Bowman, Inc. The properties were acquired for approximately $190,000, before purchase adjustments.

     Revenues are recorded when the Company's share of oil or natural gas and related liquids are sold. Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations..

     The historical summary presented herein was prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K as promulgated by Regulation S-B Item 3-10 of the Securities Exchange Act of 1934.

2.   SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED)

     Proved oil and gas reserves consist of those estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

     The following estimates of proved reserves have been made by independent engineers. The estimated net interest in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

     The changes in proved reserves of the properties acquired in February 1998 for the year ended December 31, 1997 are set forth below. All of the reserves are classified as proved developed.


                                                                  Natural Gas
                                                       Oil        (Thousand
                                                  (Barrels)        Cubic Feet)
                                               -----------        -----------
Reserves at January 1, 1997                         31,083            199,172
Production                                          (3,300)           (22,172)
                                               -----------        -----------

Reserves at December 31, 1997                       27,783            177,000
                                               ===========        ===========

The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at December 31, 1997 is as follows:

                           FIELDPOINT PETROLEUM, INC.

      NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
                     OF PROPERTIES ACQUIRED IN FEBRUARY 1998




Future cash inflows                                                 $   853,332
Future production costs                                                (524,848)
                                                                    -----------
Future net cash flows, before income tax                                328,484
Future income taxes                                                     (48,000)
                                                                    -----------
Future Net Cash Flows                                                   280,484
10% annual discount                                                     (93,401)
                                                                    -----------
Standardized Measure of Discounted Future
     Net Cash Flows                                                 $   187,083
                                                                    ===========

The primary changes in the standardized measure of discounted estimated future net cash flows for the year ended December 31, 1997, were as follows:


Beginning of year                                                   $   223,250
Sales of oil and gas produced, net of production costs                  (84,141)
Accretion of discount                                                    22,300
Net change in income taxes                                               25,674
                                                                    -----------

End of year                                                         $   187,083
                                                                    ===========

Estimated future cash inflows are computed by applying year-end prices of oil and gas to year-end quantities of proved reserves. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying year-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

                           FIELDPOINT PETROLEUM, INC.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


In February 1998, FieldPoint Petroleum Corporation (the Company) acquired interests in certain producing properties in Texas for consideration of $190,000. The acquisition was financed with an extension to the Company's existing borrowing facility with a bank. The following unaudited pro forma financial statements have been prepared to demonstrate the effect on the Company's financial position and results of operations as if the properties had been acquired on December 31, 1997 (with respect to the pro forma balance sheet) and on January 1, 1997 (with respect to the pro forma statement of income). The pro forma financial statements should be read in conjunction with the historical summary of revenues and direct operating expenses of the properties included herein and with the financial statements of the Company as filed in their Form 10-KSB. The pro forma financial statements should not be construed as a reflection of the financial position or results of operations that actually would have occurred if the acquisition would have occurred on the above dates.


                        FIELDPOINT PETROLEUM CORPORATION

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997

                                     ASSETS
                                     ------

                                                                    Historical    Pro Forma
                                                                     Amounts      Adjustments   Pro Forma
                                                                   -----------    -----------   -----------

CURRENT ASSETS:
     Cash                                                          $    48,457    $      --     $    48,457
     Accounts receivable                                               134,551           --         134,551
     Other                                                               4,515           --           4,515
                                                                   -----------    -----------   -----------
             Total current assets                                      187,523           --         187,523

PROPERTY AND EQUIPMENT:
     Oil and gas properties                                          1,050,499        190,000(1)  1,240,499
     Furniture and equipment                                            30,758           --          30,758
     Transportation equipment                                           74,945           --          74,945
     Less accumulated depletion and depreciation                      (353,935)          --        (353,935)
                                                                   -----------   -----------    -----------
             Net property and equipment                                802,267        190,000       992,267

OTHER ASSET                                                             20,000           --          20,000
                                                                   -----------   -----------    -----------
             Total assets                                          $ 1,009,790    $   190,000   $ 1,199,790
                                                                   ===========   ===========    ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
     Current portion of long-term debt                             $   160,544    $      --     $   160,544
     Accounts payable and accrued expenses                             111,255           --         111,255
     Oil and gas revenues payable                                       96,512           --          96,512
                                                                   -----------    -----------   -----------
             Total current liabilities                                 368,311           --         368,311

LONG-TERM DEBT, net of current portion                                 255,877        190,000(1)    445,877

STOCKHOLDERS' EQUITY                                                   385,602           --         385,602
                                                                   -----------    -----------   -----------
             Total liabilities and stockholders' equity            $ 1,009,790    $   190,000   $ 1,199,790
                                                                   ===========   ===========    ===========



            See accompanying notes to pro forma financial statements.


                           FIELDPOINT PETROLEUM, INC.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1997



                                             Historical      Pro Forma
                                             Amounts        Adjustments       Pro Forma
                                            -----------    ------------      -----------
REVENUE:
     Oil and gas sales                      $   561,875    $  121,916 (2)    $   683,791
     Well operational and pumping fees          175,535           --             175,535
     Other                                        2,000           --               2,000
                                            -----------    -----------       -----------
             Total revenue                      739,410        121,916           861,326

COSTS AND EXPENSES:
     Production expense                         177,078         37,775 (2)       214,853
     Depletion and depreciation                 125,232         21,115 (3)       146,347
     General and administrative                 323,890           --             323,890
                                            -----------    -----------       -----------
             Total costs and expenses           626,200         58,890           685,090

OTHER INCOME (EXPENSE):
     Gain on sale of assets                       3,235           --               3,235
     Acquisition expenses                       (45,000)          --             (45,000)
     Interest income (expense), net             (33,830)       (18,050)(4)       (51,880)
     Miscellaneous                                6,152           --               6,152
                                            -----------    -----------       -----------
             Total other income (expense)       (69,443)       (18,050)          (87,493)
                                            -----------    -----------       -----------

INCOME BEFORE INCOME TAXES                       43,767         44,976            88,743

INCOME TAX PROVISION - CURRENT                   19,784         15,876 (5)        35,660
                                            -----------    -----------       -----------

NET INCOME                                  $    23,983    $    29,100       $    53,083
                                            ===========    ===========       ===========

BASIC AND DILUTED EARNINGS PER SHARE        $       .01                      $       .01
                                            ===========                      ===========
WEIGHTED AVERAGE SHARES
OUTSTANDING                                   4,137,399                        4,137,399
                                            ===========                      ===========



            See accompanying notes to pro forma financial statements.

                        FIELDPOINT PETROLEUM CORPORATION
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


(1) Adjustment to reflect the acquisition cost of the oil and gas properties and the debt incurred to finance the acquisition.

(2) Adjustment to reflect the oil and gas sales and direct operating expenses for the year ended December 31, 1997.

(3) Adjustment to reflect additional depletion and depreciation expense as if the properties had been acquired on January 1, 1997.

(4) Adjustment to reflect additional interest expense at 9.5% as if the properties had been acquired on January 1, 1997.

(5) Adjustment to reflect additional income tax expense as if the properties had been acquired on January 1, 1997.